UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 11, 2015

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	0001-36033 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 11, 2015, Theravance Biopharma, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report that it had entered into a Letter Agreement (the “Letter Agreement”) with Glaxo Group Limited (“GSK”), whereby GSK elected to purchase from the Company 44,574 ordinary shares (the “Shares”) for a per Share price of $13.63, pursuant to GSK’s rights under Section 2.1(d)(ii) of the Governance Agreement between the Company and GSK dated March 3, 2014, and that the parties would execute and deliver an Ordinary Share Purchase Agreement (the “Purchase Agreement”) to effect such purchase.  This Amendment No. 1 to Current Report on Form 8-K/A (this “Amended Report”), which supplements and amends the Original Report, is being filed to report the execution of the Purchase Agreement and file the executed Purchase Agreement as an exhibit hereto.  Other than as described herein, this Amended Report does not amend any other information previously filed in the Original Report, which information is incorporated herein by reference.

Item 1.01.  Entry into a Material Definitive Agreement

Item 1.01 of the Original Report is hereby amended to add the following information:

On October 7, 2015, the Company and GSK executed and delivered the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.2.  The Purchase Agreement was entered into pursuant to Section 2.1(d)(ii) of the Governance Agreement, which affords GSK, on a quarterly basis, the opportunity to purchase the Company’s ordinary shares sufficient to maintain GSK’s Percentage Interest (as defined in the Governance Agreement) at the same level as prior to any exercise of share options and vesting of restricted shares that occurred during the prior quarter.  The Purchase Agreement contains various representations and warranties, conditions to closing, covenants and other provisions that are customary for a share purchase transaction of this nature.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates specified therein, are solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may be made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts.

The foregoing is a summary of the terms of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, a copy of which has been filed as an exhibit to this Amended Report.

Item 8.01.  Other Events

Also on October 7, 2015, the Company and GSK entered into a Schedule to the Purchase Agreement providing for GSK to purchase from the Company 44,574 ordinary shares (as referenced above) for a per share price of $13.63, as contemplated in the Letter Agreement.  On October 9, 2015, the closing of the purchase of these shares was completed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Letter Agreement by and between Theravance Biopharma, Inc. and Glaxo Group Limited, dated September 11, 2015, including the form of Ordinary Share Purchase Agreement and Schedule as attached thereto. *

10.2	Ordinary Share Purchase Agreement by and between Theravance Biopharma, Inc. and Glaxo Group Limited, dated October 7, 2015.

*  Previously filed as an exhibit to the Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: October 13, 2015	/s/ Bradford J. Shafer
Bradford J. Shafer
Senior VP and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1

Letter Agreement by and between Theravance Biopharma, Inc. and Glaxo Group Limited, dated September 11, 2015, including the form of Ordinary Share Purchase Agreement and Schedule as attached thereto. *

10.2	Ordinary Share Purchase Agreement by and between Theravance Biopharma, Inc. and Glaxo Group Limited, dated October 7, 2015.

*  Previously filed as an exhibit to the Original Report.